UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 4, 2012

VRINGO, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-34785	20-4988129
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

780 Third Avenue, 15th Floor

New York, New York 10017

(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (212) 309-7549

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

Registered Direct Financing

On October 4, 2012, Vringo, Inc. (the “Company”) entered into Subscription Agreements with several investors with respect to the registered direct offer and sale by the Company of an aggregate of 10,344,998 shares of the Company’s common stock, par value $0.01 per share (the “Shares”), at a purchase price of $4.35 per share in a privately negotiated transaction in which no party is acting as an underwriter or placement agent. The sale of the Shares is expected to settle on or about October 9, 2012. The net proceeds to the Company are expected to be approximately $44.9 million after deducting estimated offering expenses payable by the Company. The Company intends to use the net proceeds from this offering for general corporate working capital purposes.

The sale and issuance of the Shares is being made pursuant to a prospectus supplement dated October 4, 2012 and an accompanying prospectus dated August 2, 2012, pursuant to the Company’s existing effective “shelf” registration statement on Form S-3 (File No. 333-182823), which was filed with the Securities and Exchange Commission (the “Commission”) on July 24, 2012 and declared effective by the Commission on August 2, 2012.

A copy of the opinion of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C. relating to the legality of the issuance and sale of the Shares is attached as Exhibit 5.1 hereto. A copy of the form of Subscription Agreement is filed herewith as Exhibit 10.1 and is incorporated herein by reference. The foregoing description of the sale of the Shares by the Company and the documentation related thereto does not purport to be complete and is qualified in its entirety by reference to such Exhibits.

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

Item 8.01 Other Events

In connection with the sale of the Shares as described in Item 1.01 of this Current Report on Form 8-K, the Company issued a press release. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description
5.1	Opinion of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C.
10.1	Form of Subscription Agreement, dated October 4, 2012, by and between Vringo, Inc. and each of the investors
23.1	Consent of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C. (included in the opinion filed as Exhibit 5.1)
99.1	Press release, dated October 5, 2012, announcing the sale of shares of common stock by the company in a registered direct offering

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VRINGO, INC.

Dated: October 5, 2012	By:	/s/ Andrew D. Perlman
		Name:	Andrew D. Perlman
		Title:	Chief Executive Officer

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